EXHIBIT 99.1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: JULY 31, 2009

IN RE:	:	CASE NO.:	09-08254 (SWD)
	:	Chapter 11
AURORA OIL & GAS CORPORATION,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
X	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)YES __X__NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)
YES _____                      NO _____                      N/A X

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)
YES _____                      NO X

5.           All United States Trustee Quarterly fees have been paid and are current.
YES _____                      NO _____                      N/A X

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)
YES X                               No _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: September 4, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

FORM 1 ITEM 4 ATTACHMENT

DEBTOR RELATED PROFESSIONALS

Amount Paid
During
07/13/09 -
Name	07/31/09

Huron Consulting (covering the period of 7/13/09 - 7/26/09)	$92,289

ORDINARY COURSE PROFESSIONALS

Amount Paid
During
07/13/09 -
Name	07/31/09

Schlumberger Technology (critical vendor)	$18,000
Ed Sines (emergency check request covering the period of 7/13/09 - 7/15/09)	2,928
John Cole (emergency check request covering the period of 7/13/09 - 7/19/09)	5,110
TOTAL ORDINARY COURSE PROFESSIONALS	$26,038

AURORA OIL & GAS CORPORATION (THE “COMPANY”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF JULY 31, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by the Company’s staff with management oversight.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one and seven months ended July 31, 2009 and balances as of July 12, 2009 (filing date) and July 31, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  This MOR includes the results of the ceiling test write-down during first quarter 2009 and the reclassification of mortgage payable to current as a result of a default that occurred due to the Company’s chapter 11 bankruptcy filing.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.	This MOR is presented on a stand alone basis for the Company and does not include any subsidiary activity. Therefore, intercompany balances have not been eliminated.

The Company’s subsidiaries are as follows:

Aurora Operating, LLC ("AOP") is a limited liability company engaged primarily in oil and gas operations and development.  AOP holds certain oil and gas properties in the New Albany Shale project.  The Company owns 71% of AOP.

Indiana Royalty Trustory, LLC ("IRT") is a limited liability company engaged primarily in investments in royalties and other financial instruments.  The Company holds a 51% interest in IRT.

Hudson Pipeline & Processing Co., LLC ("HPPC") is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

Celebration Mining ("CMC") is a wholly-owned subsidiary of the Company that owns a 25% interest in a silver mine located in Utah.  No production has occurred from the mine since the 1930’s.  Activity in CMC primarily relates to general and administrative expenses associated with the marketability of the company for sale and compliance with various legal requirements.

Bach Services & Manufacturing Co., LLC ("BSM") was sold on June 10, 2009.  BSM was a limited liability company which provided oil and gas field services and construction services related to building pipelines, compressor packages, and processing facilities to various oil and gas companies principally in the Michigan Antrim play.  The Company owned 100% of BSM.

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	OPERATING STATEMENTS
	PERIOD	PERIOD
	07/01/09 -	07/13/09 -	MONTH	YTD	MONTH	MONTH	MONTH	MONTH	MONTH
	07/12/09	07/31/09	Jul-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09
REVENUES:
Oil and natural gas sales	$363,720	$578,008	$941,728	$6,764,572
Pipeline transportation and marketing	2,805	4,551	7,356	51,559
Interest and other	39,330 (2)	62,334	101,664	859,514
Total revenues	405,855	644,893	1,050,748	7,675,645	-	-	-	-	-
EXPENSES:
Production taxes	11,348	18,029	29,377	211,801
Production and lease operating expense	312,982	486,401	799,383	5,787,089
General and administrative expense	1,117,559 (1)	689,985	1,807,544	7,009,559
Oil and natural gas depletion and amortization	54,587	90,114	144,701	997,140
Other assets depreciation and amortization	7,590	12,017	19,607	158,440
Interest expense	435,346	686,449	1,121,795	6,490,104
Ceiling write-down of oil and gas properties	-	-	-	53,639,522
Taxes (refunds), other	2,403	3,232	5,635	(62,416)
Total expenses	1,941,815	1,986,227	3,928,042	74,231,239	-	-	-	-	-
NET LOSS	(1,535,960)	(1,341,334)	(2,877,294)	(66,555,594)	-	-	-	-	-
NET LOSS ATTRIBUTABLE TO
NONCONTROLLING INTEREST	-	(5,298)	(5,298)	(24,359)
NET LOSS INCOME FROM
CONTINUING OPERATIONS	(1,535,960)	(1,346,632)	(2,882,592)	(66,579,953)	-	-	-	-	-
DISCONTINUED OPERATIONS:
Operating loss	-	(6,500)	(6,500)	(287,285)
Loss on disposal	-	-	-	(1,434,858)
Loss from discontinued operations	-	(6,500)	(6,500)	(1,722,143)	-	-	-	-	-
NET LOSS AFTER DISCONTINUED
OPERATIONS ATTRIBUTABLE TO
AURORA COMMON SHAREHOLDERS	$(1,535,960)	$(1,353,132)	$(2,889,092)	$(68,302,096)	$-	$-	$-	$-	$-

(1) - One time write-offs in the amount of $0.4 million related to inventory and processing assets was recorded as general and administrative expense during the period.  This balance also includes a severance payment in the amount of $0.1 million (including applicable payroll taxes) to William Deneau, former CEO.

(2) - Amount was reduced by $63,033 from the informal report submitted to the U.S. Trustee to properly account for activity during the period of July 1, 2009 - July 12, 2009.

FORM 2

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	BALANCE SHEETS
	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,340,664		$2,334,119
Short-term investments	659,317		659,944
Accounts receivable:
Oil and natural gas sales	1,173,079		1,311,732
Joint interest owners	447,577	(3)	385,093
Intercompany	693,998	(4)	591,283	(4)
Note receivable - related party	132,181	(1)	132,181	(1)
Materials inventory	632,067		608,812
Prepaid expenses and other current assets	1,604,088		1,544,735
Total current assets	7,682,971		7,567,899		-	-	-	-	-
PROPERTY AND EQUIPMENT:
Land	264,022		264,022
Oil and natural gas properties, using full cost accounting:
Proved properties	38,804,426		39,262,183
Unproved properties	46,917,195		46,434,323
Less: accumulated depletion and amortization	(20,650,771)		(20,740,885)
Total oil and natural gas properties, net	65,070,850		64,955,621		-	-	-	-	-
Other property and equipment:
Other property and equipment	4,144,541		4,144,541
Less: accumulated depreciation	(791,242)		(803,259)
Total other property and equipment, net	3,353,299		3,341,282		-	-	-	-	-
Total property and equipment, net	68,688,171		68,560,925		-	-	-	-	-
OTHER ASSETS:
Note receivable	11,830,385		11,830,385
Debt issuance costs (net of accumulated amortization of $1,089,087)	952,560		927,084
Other	8,848,781		8,854,082
Total other assets	21,631,726		21,611,551		-	-	-	-	-
TOTAL ASSETS	$98,002,868		$97,740,375		$-	$-	$-	$-	$-

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	BALANCE SHEETS
	Filing Date		AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$2,436,489	(3)	$3,018,016
Accrued interest	5,223,127		5,713,545
Note payable - related party	1,040,000	(2)	1,040,000 (2)
Current portion of mortgage payable	2,568,685		2,568,685
Senior secured credit facility	72,021,446		72,021,446
Second lien term loan	51,871,073		51,871,073
Total current liabilities	135,160,820		136,232,765	-	-	-	-	-
LONG-TERM LIABILITIES:
Asset retirement obligation	1,737,409		1,746,968
Other long-term liabilities	419,336		417,875
Total long-term liabilities	2,156,745		2,164,843	-	-	-	-	-
Total liabilities	137,317,565		138,397,608	-	-	-	-	-
(DEFICIT) EQUITY
Shareholders’ (deficit) equity:
Common stock, $0.01 par value	1,032,828		1,032,828
Additional paid-in capital	142,685,964		142,685,964
Accumulated deficit	(183,251,506	)(3)	(184,599,340)
Total shareholders’ (deficit) equity	(39,532,714)		(40,880,548)	-	-	-	-	-
Noncontrolling interest	218,017		223,315
Total (deficit) equity	(39,314,697)		(40,657,233)	-	-	-	-	-
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$98,002,868		$97,740,375	$-	$-	$-	$-	$-

(1) - Amount represents note receivable from Indiana Royalty Trustory, LLC which AOG holds a 51% interest and is recorded at the gross amount.

(2) - Amount represents note payable to Aurora Operating, LLC which AOG holds a 71% interest and is recorded at the gross amount.

(3) - Joint interest owner account receivables, accounts payable and accrued liabilities, and accumulated deficit were reduced by $2,747, $108,023 and $105,276, respectively from the informal report submitted to the U.S. Trustee as a result of adjustments to estimated accrued liabilities and to properly account for interest income activity during the period July 1, 2009 - July 12, 2009.

(4) - Amounts represent intercompany receivables from AOP, IRT, HPPC and CMC as defined in the "Explanatory Notes to the Monthly Operating Report" accompanying this MOR.

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	SUMMARY OF OPERATIONS
	SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09

INCOME TAXES WITHHELD:
Federal	$-		$-
State	-		-
Local	-		-
FICA WITHHELD	-		-
EMPLOYERS FICA	-		-
UNEMPLOYMENT TAX:
Federal	-		-
State	-		-
SEVERANCE TAXES	5,924		-
PROPERTY TAXES	234,033		234,033
STATE INCOME TAXES	600		600
WORKERS' COMPENSATION	-		-
TOTAL POST-PETITION TAXES PAYABLE	$240,557		$234,633		$-	$-	$-	$-	$-

Note: Payroll was paid on July 31, 2009 and therefore no accrual exists at July 31, 2009.

	AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$859,964		$834,840
30-59 Days	458,658		357,127
60-89 Days	114,002		35,509
90+ Days	81,102		359,574
Other	106,930	(1)	109,775	(2)
TOTAL	$1,620,656		$1,696,825		$-	$-	$-	$-	$-

	AGING OF ACCOUNTS PAYABLE
	AGED AS OF		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$962,389		$1,053,005
30-59 Days	286,518		665,569
60-89 Days	1,576		300
90+ Days	-		-
TOTAL	$1,250,483		$1,718,874		$-	$-	$-	$-	$-

Note: This form does not include intercompany accounts receivable.

(1) - Amount relates to $58,087 of note receivable interest, $41,537 of Bach insurance premiums and $7,306 of COBRA and unbilled LOE/property tax charges from joint partners.

(2) - Amount relates to $59,494 of note receivable interest, $41,537 of Bach insurance premiums and $8,744 of COBRA and unbilled LOE charges from joint partners.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Period From July 13 - July 31, 2009

Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

	Bank:	Northwestern Bank	JPMorgan Chase	JPMorgan Chase	Charles Schwab & Co.	Northwestern Bank Money Market
	Purpose (Type):	Concentration Account	Operating Account (DIP)	Disbursement Account (DIP)	Investment Account	(Collateral for LC)	TOTAL

	Bank Balance (7/31/09)	$23,185	$661,855	$112,905	$1,652,124	$659,944	$3,110,013

	Add: Deposits in Transit	-	-	-	-	-	-

	Subtract: Outstanding Checks	(5,925)	-	(110,525)	-	-	(116,450)

	Adjusted Bank Balance (7/31/09)	$17,260	$661,855	$2,380	$1,652,124	$659,944	$2,993,563

Cash Activity Report

A	Beginning Book Balance (7/12/09; including reconciling item of $123)	$27,639	$90,000	$-	$2,222,525	$659,317	$2,999,481

B	Receipts	580	549,218	-	96	627	550,520

C	Transfers In (from other accounts)	-	250,000	207,205	-	-	457,205

D	Balance Available	28,219	889,218	207,205	2,222,620	659,944	4,007,206

E	Disbursements (including reversal of reconciling item of $123)	(10,959)	(20,158)	(204,825)	(320,496)	-	(556,439)

F	Transfers Out	-	(207,205)	-	(250,000)	-	(457,205)

G	Ending Book Balance (7/31/09)	$17,260	$661,855	$2,380	$1,652,124	$659,944	$2,993,563

* A sweep account at Northwestern Bank is associated with this operating account.  Effective July 20, 2009, the sweep account was closed.  Also, a zero-balance account for disbursement is associated with this operating account.  The presentation of this account in the reconciliation and cash activity is consoldiated for these associated accounts.

** A predecessor account at JPMorgan Chase was established prior to the petition date of 7/12/09, in anticipation of the filing.  A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account.  The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

Other Monies on Hand

Aurora keeps $500 in petty cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operations	$324,726
Other Receipts	225,795
Total Receipts	$550,521

Disbursements
Operations	$181,449
CapEx	-
SG&A	85,499
Lenders fees	-
Debt Service	170,802
Restructuring fees	118,811
Changes in working capital	-
Reconciling item	(123)
Total Disbursements	$556,438

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Richard Deneau	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

-

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other - Consulting Fees*			875.00

	Other - Consulting Travel			-

	Other - Retainer**			(9,125.00)

	Total Other Payments			(8,250.00)

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

(8,250.00)

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

* Acting as a Consultant, he reduced his retainer to cover cost.
** Returned Retainer.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Wayne Schaeffer	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

-

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

-

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Gary J. Myles	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

2,375.00

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other - Committee Meals*			117.89

	Other (Describe)			N/A

	Other (Describe)			N/A

	Total Other Payments			117.89

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

2,492.89

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

*Reimbursement of committee meeting meals.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Kevin Stulp	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

-

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

-

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Earl Young	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

500.00

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

500.00

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	July 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John E. McDevitt	Capacity:		Shareholder
Officer
			X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:				7/13 - 7/31/09

-

Current Benefits Paid:				7/13 - 7/31/09

	Health Insurance			N/A

	Life Insurance			N/A

	Retirement			N/A

	Company Vehicle			N/A

	Travel			-

	Other Benefits			N/A

	Total Benefits			-

Current Other Payments Paid:				7/13 - 7/31/09

	Rent Paid			N/A

	Loans			N/A

	Other - Retainer*			N/A

	Other (Describe)			N/A

	Other (Describe)			N/A

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				7/13 - 7/31/09

-

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer

*Resigned as AOG's President 11/13/08. McDevitt joined BOD's 11/15/08 and AOG paid retroactive
BOD retainer fee for the period 11/15/08 - 5/31/09.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	7/31/2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	David Deneau	Capacity:		Shareholder
Officer
Director
			X	Insider

Detailed Description of Duties:
Land Supervisor

Current Compensation Paid:				July 13 -31

3,818.18

Current Benefits Paid:				July 13 -31

	Health Insurance			-

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			292.09

	Total Benefits			292.09

Current Other Payments Paid:				July 13 -31

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				July 13 -31

$4,110.27

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	7/31/2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Jeffrey Deneau	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Investor Relations Officer and Treasurer

Current Compensation Paid:				July 13 -31

6,363.64

Current Benefits Paid:				July 13 -31

	Health Insurance			-

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			92.27

	Total Benefits			92.27

Current Other Payments Paid:				July 13 -31

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				July 13 -31

$ 6,455.91

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	7/31/2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John Hunter	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Vice President of Exploration and Production

Current Compensation Paid:				July 13 -31

5,950.00

Current Benefits Paid:				July 13 -31

	Health Insurance			-

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits-Relocation Exp			1,590.91
	Co. Share FICA & Medic			558.87

	Total Benefits			2,149.78

Current Other Payments Paid:				July 13 -31

	Rent Paid			N/A

	Loans			N/A

	Other- June Expense Report			-

	Other: Carried Working Interest			-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $201,834.13 as of 7/31/09
	Other: JIB'd Working Interest			-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $52.98 as of 7/31/09

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				July 13 -31

$ 8,099.78

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	7/31/2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Barbara Lawson	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Chief Financial Officer

Current Compensation Paid:				July 13 -31

9,015.15

Current Benefits Paid:				July 13 -31

	Health Insurance			-

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			656.21

	Total Benefits			656.21

Current Other Payments Paid:				July 13 -31

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				July 13 -31

$ 9,671.36

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	7/31/2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	William Deneau	Capacity:		Shareholder
Officer
			X	Director
			X	Insider

Detailed Description of Duties:
Chief Executive Officer

Current Compensation Paid:				July 13 -31

-

Current Benefits Paid:				July 13 -31

	Health Insurance			-

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefit - Severance Pckg			-
Co. Share FICA & Medic

	Total Benefits			-

Current Other Payments Paid:				July 13 -31

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				July 13 -31

$ -

Dated:	September 4, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

SCHEDULE OF IN-FORCE INSURANCE
For July 13, 2009 through July 31, 2009
Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
Mobile Equipment	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010
Control of Well	Southwest Energy Underwriters (Lloyds)	1/1/2010
Auto	New Hampshire Insurance Co. (AIG)	1/1/2010
Workers Compensation	Insurance Company of the State of PA (AIG)	1/1/2010
Directors & Officers Liability - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	10/31/2009
Directors & Officers Liability - Excess	Federal Insurance Company (Chubb)	10/31/2009
Directors & Officers Liability (Runoff) - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	6 years from trigger date; has not yet been triggered
Directors & Officers Liability (Runoff) - Excess	Federal Insurance Company (Chubb)	6 years from trigger date; has not yet been triggered

FORM 7